UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: October 11, 2016

(Date of earliest event reported)

Advanced Disposal Services, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37904	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fort Wade Road
Ponte Vedra, Florida 32801
(Address of principal executive offices and zip code)

(904) 737-7900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the completion of the initial public offering (the “Offering”) of the common stock, par value $0.01 per share (the “Common Stock”) of Advanced Disposal Services, Inc. (the “Company”), described in the Company’s prospectus (the “Prospectus”), dated October 5, 2016, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Company’s Registration Statement on Form S-1 (File No. 333-206508), as amended (the “Registration Statement”), on October 11, 2016, the Company entered into an Agreement and Plan of Merger with Advanced Disposal Waste Holdings Corp. (“Parent”), dated as of October 11, 2016 (the “Merger Agreement”), pursuant to which, among other things, (i) Parent merged with and into the Company, with the Company surviving the merger (the “Merger”); (ii) shares of common stock and preferred stock of Parent were converted into the right to receive shares of common stock of the Company in accordance with conversion ratios and a recapitalization schedule in the Merger Agreement; and (iii) existing equity awards and obligations of Parent became equity awards and obligations of the Company, with the equity awards adjusted to reflect the common share exchange ratio in the Merger Agreement.

In addition, in connection with the completion of the Offering, the Company also entered into a Stockholders Agreement, dated as of October 12, 2016 (the “Stockholders Agreement”), by and among the Company, Star Atlantic Waste Holdings, L.P., BTG Pactual International Portfolio Fund II SPC, Segregated Portfolio BTGPH Corp Hedge, and Canada Pension Plan Investment Board, and a Registration Rights Agreement, dated as of October 12, 2016 (the “Registration Rights Agreement”), by and among the Company, certain of its stockholders, and certain directors and current and former employees of the Company named therein.

The Merger Agreement, Stockholders Agreement and the Registration Rights Agreement are filed herewith as Exhibits 2.1, 10.1, and 10.2 respectively, and are incorporated by reference into this Item 1.01.

Item 3.02                                           Unregistered Sales of Equity Securities

In connection with the Merger, on October 12, 2016, the Company issued 64,493,536 shares of Common Stock directly to existing shareholders of shares of common stock and preferred stock in Parent in a private placement in reliance on Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Item 3.03                                           Material Modifications to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

Effective October 12, 2016, the Board of Directors (the “Board”) of the Company elected B. Clyde Preslar as an independent director of the Company, as described in the Prospectus.  Mr. Preslar is expected to serve on the Audit Committee of the Board as Chair. Mr. Preslar will be eligible to earn compensation for his services as a member of the Board as described in the Prospectus, including a grant of 5,556 shares of restricted stock under the Advanced Disposal Services, Inc. 2016 Omnibus Equity Plan (the “2016 Plan”) that was made in connection with his election to the Board and is scheduled to vest in full on the third anniversary of the date of grant.

Departure of Director

Concurrently with the election of Mr. Preslar, Steven R. Carn resigned from the Board.  Mr. Carn’s anticipated resignation was disclosed in the Registration Statement and did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The press release announcing these changes is attached as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Advanced Disposal Services, Inc. 2016 Omnibus Equity Plan

In connection with the closing of the Offering and as disclosed in the Prospectus, the Company has granted the following equity awards under the 2016 Plan to its Named Executive Officers:

NEO Name	Position	Stock Options	Restricted Stock Units
Richard Burke	CEO	169,205	111,111
Steve Carn	CFO	84,602	55,556
John Spegal	COO	152,284	50,000
Michael Slattery	GC	126,904	41,667
William Westrate	CAO	126,904	41,667

Stock options have an exercise price of $18.00 per share.  The grants of stock options and restricted stock units are scheduled to vest in full on the third anniversary of the date of grant.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2016 the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) became effective and the Company’s bylaws were also amended and restated (the “Bylaws”), each as contemplated in the Prospectus. The Charter and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01                                           Other Events.

On October 12, 2016, the Company issued a press release announcing the completion of its Offering of 19,250,000 shares of common stock for cash consideration of $18.00 per share to a syndicate of underwriters led by joint-book running managers Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, and Barclays Capital Inc.  UBS Securities LLC also acted as a joint-book running manager.

The Company estimates that the net proceeds to it from its sale of shares of common stock in the Offering, after deducting underwriting discounts and estimated offering expenses, were approximately $325.1 million. The Company will use the net proceeds to repay a portion of the Company’s term loan B portion of its senior secured credit facilities entered into in October 2012 (as supplemented, amended and restated) with Deutsche Bank Trust Company Americas, as administrative agent, and affiliates of Barclays Capital Inc., Deutsche Bank Securities Inc., Macquarie Capital (USA) Inc., UBS Securities LLC and Credit Suisse Securities (USA) LLC, and other lenders from time to time party thereto. The press release announcing the completion is attached as Exhibit 99.2 hereto and is incorporated by reference into this Item 8.01.

Item 9.01                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger between Advanced Disposal Waste Holdings Corp. and Advanced Disposal Services, Inc.

3.1	Amended and Restated Certificate of Incorporation of Advanced Disposal Services, Inc., effective as of October 12, 2016

3.2	Amended and Restated Bylaws of Advanced Disposal Services, Inc.

10.1

Stockholders Agreement, dated as of October 12, 2016, among Advanced Disposal Services, Inc., Star Atlantic Waste Holdings, L.P., BTG Pactual International Portfolio Fund II SPC, Segregated Portfolio BTGPH Corp Hedge, and Canada Pension Plan Investment Board.

10.2

Registration Rights Agreement, dated as of October 12, 2016, among Advanced Disposal Services, Inc., Star Atlantic Waste Holdings, L.P., BTG Pactual International Portfolio Fund II SPC, Segregated Portfolio BTGPH Corp Hedge, Canada Pension Plan Investment Board, and certain directors and current and former employees of Advanced Disposal Services, Inc.

99.1	Press Release of Advanced Disposal Services, Inc., dated October 12, 2016, Announcing Changes to the Board of Directors

99.2	Press Release of Advanced Disposal Services, Inc., dated October 12, 2016, Announcing Closing of Initial Public Offering of Common Stock

*                                      The Agreement and Plan of Merger filed as Exhibit 2.1 omits certain of the schedules and exhibits to the Agreement and Plan of Merger in accordance with Item 601(b)(2) of Regulation S-K.  A list briefly identifying the contents of all omitted schedules and exhibits is included with the Agreement and Plan of Merger filed as Exhibit 2.1. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Disposal Services, Inc.

	By:	/s/ Jeffrey C. Everett
	Name:	Jeffrey C. Everett
	Title:	Vice President, Associate General Counsel

Dated: October 12, 2016

Exhibit Index

Number and Description of Exhibit

2.1*	Agreement and Plan of Merger between Advanced Disposal Waste Holdings Corp. and Advanced Disposal Services, Inc.

3.1	Amended and Restated Certificate of Incorporation of Advanced Disposal Services, Inc., effective as of October 12, 2016

3.2	Amended and Restated Bylaws of Advanced Disposal Services, Inc.

10.1

Stockholders Agreement, dated as of October 12, 2016, among Advanced Disposal Services, Inc., Star Atlantic Waste Holdings, L.P., BTG Pactual International Portfolio Fund II SPC, Segregated Portfolio BTGPH Corp Hedge, and Canada Pension Plan Investment Board.

10.2

Registration Rights Agreement, dated as of October 12, 2016, among Advanced Disposal Services, Inc., Star Atlantic Waste Holdings, L.P., BTG Pactual International Portfolio Fund II SPC, Segregated Portfolio BTGPH Corp Hedge, Canada Pension Plan Investment Board, and certain directors and current and former employees of Advanced Disposal Services, Inc.

99.1	Press Release of Advanced Disposal Services, Inc., dated October 12, 2016, Announcing Changes to the Board of Directors

99.2	Press Release of Advanced Disposal Services, Inc., dated October 12, 2016, Announcing Closing of Initial Public Offering of Common Stock

*                                      The Agreement and Plan of Merger filed as Exhibit 2.1 omits certain of the schedules and exhibits to the Agreement and Plan of Merger in accordance with Item 601(b)(2) of Regulation S-K.  A list briefly identifying the contents of all omitted schedules and exhibits is included with the Agreement and Plan of Merger filed as Exhibit 2.1. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.